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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference of our firm under the caption "Experts" and to the use of our report dated February 20, 1998 with respect to the financial statements of Logan Equipment Corporation included in the Registration Statement on Form S-1 and related Prospectus of NationsRent, Inc. for the registration of 51,529,357 shares of its common stock.


                                                /s/ Ernest & Young LLP
                                                ----------------------
                                                Ernest & Young LLP

Boston, Massachusetts
December 29, 1998